Exhibit 10.2.4

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT is made as of this 6th day of November,  2020, by and among AQUA PENNSYLVANIA, INC., a Pennsylvania corporation (“Borrower”), the several banks which are parties to this Agreement (each a “Bank” and collectively, the “Banks”) and PNC BANK, NATIONAL ASSOCIATION in its capacity as agent for the Banks (in such capacity, the “Agent”).

BACKGROUND

A.The Borrower, the Agent and the Banks are parties to an Amended and Restated Credit Agreement, dated as of November 17, 2016 (as heretofore amended, supplemented, modified, or restated, the “Credit Agreement”), pursuant to which the Banks have made available to the Borrower a revolving credit facility in an aggregate amount of $100,000,000 (the “Facility”).  The loans under the Facility are evidenced by the Borrower’s Notes to the Banks in the aggregate principal amount of $100,000,000.

B.The Borrower, the Agent and the Banks desire to extend the Termination Date of the Facility and modify certain other provisions of the Credit Agreement, all on the terms and subject to the conditions herein set forth.

NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

1.Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

2.Amendment to Credit Agreement.  Effective on November 6, 2020 (the “Effective Date”), the Credit Agreement is hereby amended as follows:

(a)The definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended and restated to read in full as follows:

“Termination Date”:  the earlier of (a) November 5, 2021 or any later date to which the Termination Date shall have been extended pursuant to subsection 2.8(d) hereof and (b) the date the Commitments are terminated as provided herein.

3.Loan Documents.  Except where the context clearly requires otherwise, all references to the Credit Agreement in any of the Loan Documents or any other document delivered to the Banks or the Agent in connection therewith shall be to the Credit Agreement as amended by this Agreement.

4.Borrower’s Ratification.  The Borrower agrees that it has no defenses or set-offs against the Banks or the Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms.  The Borrower hereby ratifies and confirms its obligations under the Loan Documents as amended hereby and agrees that the execution and delivery of this Agreement does not in any way diminish or invalidate any of its obligations thereunder.

5.Representations and Warranties.  The Borrower hereby represents and warrants to the Agent and the Banks that:

(a)The representations and warranties made in the Credit Agreement are true and correct in all material respects as of the date hereof; provided, however, that for purposes of the representations in Section 3.1 thereof, the annual and quarterly financial information referred to in such Section shall be deemed to be the most recent such information furnished to each Bank;

(b)No Default or Event of Default under the Credit Agreement exists on the date hereof; and

(c)This Agreement has been duly authorized, executed and delivered so as to constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

All of the above representations and warranties shall survive the making of this Agreement.

6.Conditions Precedent.  The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent on or before the Effective Date:

(a)The Agent shall have received, with copies or counterparts for each Bank as appropriate, the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed by the Borrower, the Agent and the Banks, as applicable:

(i)This Agreement;

(ii)Copies, certified by the Secretary or an Assistant Secretary of the Borrower as of a recent date, of resolutions of the board of directors of the Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Agreement and the other documents and transactions contemplated hereby;

(iii)Copies, certified by its corporate secretary as of a recent date, of the articles of incorporation, certificate of formation, and by-laws of the Borrower as in effect, or a certificate stating that there have been no changes to any such documents since the most recent date, true and correct copies thereof were delivered to the Agent;

(iv)If the Borrower qualifies as a legal entity customer under the Beneficial Ownership Regulations, an executed Certificate of Beneficial Ownership for the Borrower and such other documentation and other information requested by the Agent and the Banks in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act; and

(v)Such additional documents, certificates and information as the Agent or the Banks may require pursuant to the terms hereof or otherwise reasonably request.

(b)After giving effect to this Agreement, the representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof; provided, however, that for purposes of the representations in Section 3.1 thereof, the annual and quarterly financial information referred to in such Section shall be deemed to be the most recent such information furnished to each Bank.

(c)No Default or Event of Default shall have occurred and be continuing as of the date hereof.

7.Miscellaneous.

(a)All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Agent and the Banks in connection therewith shall remain unaltered and in full force and effect except as modified or amended hereby.  To the extent that any term or provision of this Agreement is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

(b)The execution, delivery and effectiveness of this Agreement shall neither operate as a waiver of any right, power or remedy of the Agent or the Banks under any of the Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

(c)In consideration of the Agent’s and the Banks’ agreement to amend the existing revolving credit facility, the Borrower hereby waives and releases the Agent and the Banks and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Agreement.

(d)This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.

(e)In the event any provisions of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

(f)This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

(g)This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns and may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)The headings used in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(i)This Agreement may be executed in one or more counterparts, each of which counterparts when executed and delivered shall be deemed to be an original, and all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the Borrower, the Agent and the Banks have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

AQUA PENNSYLVANIA, INC.

By: /s/ Daniel J. Schuller

Name:Daniel J. Schuller

Title: EVP and Chief Financial Officer

PNC BANK, NATIONAL ASSOCIATION,
as Agent and as a Bank

By: /s/ Domenic D’Ginto

Name:Domenic D’Ginto

Title: Managing Director

CITIZENS BANK, N.A., successor by merger to Citizens Bank of Pennsylvania, as a Bank

By: /s/ Carl S. Tabacjar Jr.

Name:Carl S. Tabacjar Jr.

Title: Senior Vice President

TD BANK, N.A., as a Bank

By: /s/ Jennifer L. Suspenski

Name: Jennifer L. Suspenski

Title: Vice President

THE HUNTINGTON NATIONAL BANK,
as a Bank

By: /s/ Marcel Fournier

Name: Marcel Fournier

Title: Vice President

DMEAST #39123786